General (Details) - USD ($)	1 Months Ended			12 Months Ended
	Aug. 31, 2020	Aug. 31, 2020	Nov. 30, 2019	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
General (Details) [Line Items]
Ordinary shares, value				$ 169,167,000
Initial public offering net proceeds				$ 169,348,000
Acquired assets, description				Nanox IL shall pay Nanox PLC $6.127 million as consideration for the purchase of the Acquired Assets, which reflects the fair value of the Acquired Assets (excluding cash) plus the cash balance as of the date of the APA, less $200 thousand. The purchase price shall be due and payable upon the closing of one of the following events: (a) an M&A event of Nanox IL, (b) an IPO of Nanox IL, or (c) a qualified equity financing of Nanox IL at a minimum company pre-money valuation of $100 million, with proceeds totaling at least $30 million.
Cash consideration, description			Nanox PLC transferred to Nanox IL an amount of $7.2 million, which reflects the cash consideration under the APA. The total consideration of the purchase of the Acquired Assets is $13.3 million. The outstanding balance of $17.8 million reflects the related party liability of the expected future payment using the Company’s shares, refer to note 6.
IPO [Member]
General (Details) [Line Items]
Ordinary shares, issued (in Shares)		9,178,744
Ordinary shares, value		$ 18
Initial public offering including the options granted to underwriters proceeds		$ 190,000,000
IPO [Member] | Nasdaq [Member]
General (Details) [Line Items]
Initial public offering net proceeds	$ 169,000,000
Over-Allotment Option [Member]
General (Details) [Line Items]
Ordinary shares, issued (in Shares)		1,376,812